UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Administrative Services Agreement

Following the closing of the Merger described in Item 2.01 below, Enterprise Products Partners L.P., a Delaware limited partnership (“Enterprise”), entered into an Eighth Amended and Restated Administrative Services Agreement (the “Eighth ASA”), dated as of February 13, 2015, by and among Enterprise Products Company, a Texas corporation (“EPCO”), EPCO Holdings, Inc., a Delaware corporation, Enterprise Products Holdings LLC, a Delaware limited liability company (“Enterprise GP”), Enterprise, Enterprise Products OLPGP, Inc., a Delaware corporation, Enterprise Products Operating LLC, a Texas limited liability company, OTLP GP, LLC, a Delaware limited liability company (“Oiltanking GP”), and Oiltanking Partners, L.P., a Delaware limited partnership (“Oiltanking”), which amends and restates the Seventh Amended and Restated Administrative Services Agreement. The Eighth ASA governs administrative, management and operating services provided by EPCO to the MLP Group (as defined therein), and provides for reimbursement to EPCO from the MLP Group of all of EPCO’s costs and expenses that are directly or indirectly related to the business or activities of the MLP Group. The Eighth ASA terminates the rights of and releases Oiltanking and Oiltanking GP from their obligations under the agreement and terminates the rights of and releases the other parties to such agreement from their obligations to Oiltanking and Oiltanking GP under the agreement.

The description of the Eighth ASA in this Item 1.01 is qualified in its entirety by reference to the full text of the Eighth ASA, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 13, 2015, Enterprise and Oiltanking jointly announced the completion of Enterprise’s acquisition of Oiltanking. Pursuant to an Agreement and Plan of Merger, dated as of November 11, 2014 (the “Merger Agreement”), by and among Enterprise, Enterprise GP, EPOT MergerCo LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“MergerCo”), Oiltanking and Oiltanking GP, Oiltanking agreed to merge with MergerCo with Oiltanking surviving the merger (the “Merger”). Enterprise completed the Merger following approval of the Merger Agreement and the Merger by a majority of the Oiltanking common unitholders entitled to vote on February 13, 2015.

At the effective time of the Merger, Oiltanking merged with MergerCo with Oiltanking surviving the merger as a wholly owned subsidiary of Enterprise. As a result of the Merger and pursuant to the Merger Agreement, all outstanding common units representing limited partner interests in Oiltanking (other than Oiltanking common units held by Enterprise and its subsidiaries) were cancelled and converted into the right to receive 1.30 common units representing limited partnership interests in Enterprise (“EPD Common Units”). No fractional EPD Common Units will be issued in connection with the Merger, and Oiltanking common unitholders will, instead, receive cash in lieu of fractional EPD Common Units, if any.

The foregoing description of the Merger Agreement in this Item 2.01 is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2014 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 13, 2015, Oiltanking and Enterprise issued a joint press release announcing the approval by the Oiltanking unitholders of the Merger Agreement and the Merger and the subsequent completion of the Merger.

A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless Enterprise specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPOT MergerCo LLC, Oiltanking Partners, L.P. and OTLP GP, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed November 12, 2014).

10.1#	Eighth Amended and Restated Administrative Services Agreement, dated as of February 13, 2015, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, OTLP GP, LLC and Oiltanking Partners, L.P.

99.1#	Joint Press Release dated February 13, 2015.

#	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

Date: February 13, 2015	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal
Accounting Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 11, 2014, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPOT MergerCo LLC, Oiltanking Partners, L.P. and OTLP GP, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed November 12, 2014).

10.1#	Eighth Amended and Restated Administrative Services Agreement, dated as of February 13, 2015, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, OTLP GP, LLC and Oiltanking Partners, L.P.

99.1#	Joint Press Release dated February 13, 2015.

#	Filed herewith